Exhibit 10.10

BIOHAVEN PHARMACEUTICAL HOLDING COMPANY LTD.

2014 EQUITY INCENTIVE PLAN

Share Option Agreement

This Share Option Agreement (this “Agreement”), dated as of the Grant Date, is between Biohaven Pharmaceutical Holding Company Ltd., a corporation formed under the laws of the Territory of the British Virgin Islands (the “Company”), and [           ] (the “Optionee”).

The Company hereby grants to the Optionee the following option (the “Option”) to purchase Common Shares of the Company in accordance with the terms and conditions of this Agreement and the Biohaven Pharmaceutical Holding Company Ltd. 2014 Equity Incentive Plan (the “Plan”):

Total Number of Shares Subject to this Option:

Type of Option (ISO or an NQO):	NQO

Exercise Price per Share:	$9.2911

Grant Date:	December 15, 2016

Vesting Schedule:	25% on date of grant, 25% next 3 anniversaries of grant provided that all unvested options shall be immediately 100% vested upon a Change of Control of the Company

Vesting Commencement Date:	December 15, 2016

Number of Vested Shares on Grant Date:
Vesting Period:	3 years
Number of Shares Vesting at end of each Vesting Period:

Expiration Date:	December 14, 2026

1.                                      Plan. This Agreement, which constitutes an Award Agreement under the Plan, is granted pursuant to and is governed by the Plan, the terms and conditions of which are incorporated into this Agreement by reference. To the extent there is any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall control. Unless the context otherwise requires, capitalized terms used herein without definitions shall have the respective meanings assigned to them in the Plan.  By signing this Agreement, the Optionee acknowledges receipt of a copy of the Plan.

2.                                      Grant of Option. On the terms and conditions set forth in this Agreement, the Company grants to the Optionee on the Grant Date this Option to purchase, at the Exercise Price Per Share set forth above, the Total Number of Shares Subject to this Option, as set forth above.

3.                                      Type of Option.  This Option is intended to qualify either as an ISO or an NQO, as set forth above.  If this Option is intended to qualify as an ISO, it is agreed that the Exercise Price per Share is at least 100% of the Fair Market Value per Share on the Grant Date (110% of Fair Market Value if Section 7.2 of the Plan applies).

4.                                      Exercisability Schedule.  The Optionee may exercise this Option for such number of Shares as have become exercisable pursuant to the Vesting Schedule set forth above; provided that upon each vesting date the Optionee is employed with the Company or is otherwise providing services to the Company.

5.                                      Exercise of Option. Prior to the Expiration Date (or such earlier date as set forth in Section 6 below), the Optionee may exercise this Option by delivering a Notice of Share Option Exercise in the form attached hereto as Exhibit A (the “Notice”), signed by the Optionee, and received by the Company at its principal office, accompanied by this Agreement and payment in full in the manner provided in the Plan.  The Optionee may purchase less than the number of Shares covered hereby, provided that no partial exercise of this Option may be for any fractional Share or for fewer than ten (10) whole Shares.  The Optionee (or any other person entitled to exercise this Option) shall not be entitled to any rights as a Shareholder of the Company with respect to any Shares issuable upon exercise of this Option until such Shares shall have been registered on the register of members of the Company in the name of the Optionee (or such other person).

6.                                      Exercise of Option After Termination of Employment.

a.                                      Termination of service.  Except as otherwise determined by the Board, or as may otherwise be expressly provided in any employment agreement between the Company and the Optionee, upon the termination of the service of the Optionee to the Company (or to an Affiliate of the Company), this Option shall expire on the earliest of the following occasions:

i.                                          the date that is three (3) months after the voluntary termination of the Optionee’s service or the termination of the Optionee’s service by the Company (or by an Affiliate of the Company) other than for cause;

ii.                                       the date of the termination of the Optionee’s service by the Company (or by an Affiliate of the Company) for Cause;

iii.                                    the date one (1) year after the termination of the Optionee’s service by reason of Disability;

iv.                                   the date one (1) year after the termination of the Optionee’s service by reason of the Optionee’s death; or

v.                                      the specified Expiration Date of the Option, as set forth above.

vi.                                   Any portion of this Option that is not exercisable on the date of termination of the Optionee’s service with the Company, for any reason, shall terminate immediately and automatically be null and void and of no further force and effect.

7.                                      Notice of Premature Disposition.  If this Option is intended to qualify as an ISO, as provided on the first page of this Agreement, then if, within two (2) years from the Grant Date or within one (1) year after the issuance of Shares to the Optionee upon exercise of this Option, the Optionee makes a disposition (as defined in Section 424(c) of the Code) of any Shares, the Optionee shall notify the Treasurer of the Company within ten (10) days after such disposition.

8.                                      Restrictions on Transfer.  The Optionee shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise except by will or the laws of descent and distribution, and during the lifetime of the Optionee, this Option shall be exercisable only by the Optionee.

9.                                      Withholding.  No Shares shall be issued pursuant to the exercise of this Option unless and until the Optionee pays to the Company or makes provision satisfactory to the Company for payment of any federal, state or local withholding taxes required by law to be withheld in respect of this Option.

10.                               Shareholders Agreement. The Optionee has received a copy of, and agrees to become a party to, the Shareholders Agreement, subject to all of the terms and provisions of the Shareholders Agreement as a “Holder.” The Optionee shall deliver to the Company a copy of the Joinder Agreement to the Shareholders Agreement attached hereto as Exhibit B (the “Joinder”) concurrently with the delivery of the Notice.

11.                               Market “Stand-off” Agreement.  The Optionee hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company of its Common Shares or any other equity securities (including, but not limited to, this Optinon) under the Securities Act on a registration statement on Form S-1 (or F-1) or Form S-3 (or F-3), and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days, or such other period, not to exceed seventeen (17) days after the expiration of the 180 day period, as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any option held by Optionee, any Common Shares, or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Shares held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of any option held by Optionee, any Common Shares, or other securities, in cash, or otherwise.  The foregoing provisions of this Section 11 shall apply only to the intial public offering and shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Optionee or the immediate family of the Optionee, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall be applicable to the Optionee only if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Shares (after giving effect to conversion into Common Shares of all outstanding Preferred Shares).  The underwriters in connection with such registration are intended third-party beneficiaries of this Section 11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.  The Optionee further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 11 or that are necessary to give further effect thereto.  Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Optionees subject to such agreements, based on the number of shares subject to such agreements. For the avoidance of doubt, this Section 11 shall be of no force or effect upon the execution and delivery by the Optionee of the Joinder to the Company in accordance with Section 10.

12.                               Amendment. The Board may at any time or times amend the Plan or this Agreement for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law.  No termination, amendment of the Plan or amendment of this Agreement shall, without the Optionee’s consent, materially adversely affect the Optionee’s rights under this Agreement.

13.                               Notices.  All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid.  Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

14.                               Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the Brisih Virgin Islands without regard to conflict of law principles.

15.                               WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY AND KNOWINGLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY LAW) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ANY COUNTERCLAIM) ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS OR TRANSACTIONS RELATED HERETO OR THERETO, INCLUDING, WITHOUT LIMITATION, ANY ACTION OR PROCEEDING (A) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (B) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS AGREEMENT. EACH PARTY HERETO AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

16.                               Entire Agreement. This Agreement and the Plan constitutes the full and entire understanding and agreement between the parties with regard the subject hereof and supersedes in their entirety all other or prior agreements between or among the Company and the Optionee regarding the subjects hereof.

17.                               CONSENT TO JURISDICTION.

a.                                      EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE TERRITORY OF THE BRITISH VIRGIN ISLANDS, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE RELATED AGREEMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING, WITHOUT LIMITATION, ANY PROCEEDING RELATING TO ANCILLARY MEASURES IN AID OF ARBITRATION, PROVISIONAL REMEDIES AND INTERIM RELIEF, OR ANY PROCEEDING TO ENFORCE ANY ARBITRAL DECISION OR AWARD.

b.                                      EACH PARTY HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO BRING ANY SUIT, ACTION OR OTHER PROCEEDING IN OR BEFORE ANY COURT OR TRIBUNAL OTHER THAN THE COURTS OF THE TERRITORY OF THE BRITISH VIRGIN ISLANDS AND COVENANTS THAT IT SHALL NOT SEEK IN ANY MANNER TO RESOLVE ANY DISPUTE OTHER THAN AS SET FORTH IN THIS SECTION OR TO CHALLENGE OR SET ASIDE ANY DECISION, AWARD OR JUDGMENT OBTAINED IN ACCORDANCE WITH THE PROVISIONS HEREOF.

c.                                       EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE TO VENUE, INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS.  IN ADDITION, EACH OF THE PARTIES CONSENTS TO THE SERVICE OF PROCESS BY

PERSONAL SERVICE OR ANY MANNER IN WHICH NOTICES MAY BE DELIVERED HEREUNDER.

18.                               Counterparts.  For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

[Signature Page Follows]

The undersigned executed this Agreement as of the date set forth above.

OPTIONEE	Biohaven Pharmaceutical Holding Company Ltd.

By:
Print Name	Print Name:	Vladimir Coric
Address:	Title:	Chief Executive Officer and Director

E-Mail:

[Signature Page to Stock Option Agreement]

Exhibit A

NOTICE OF SHARE OPTION EXERCISE

[DATE]

[   ]

[INSERT ADDRESS]

Attention: Treasurer

Dear Sir or Madam

Pursuant to the terms of the share option agreement between myself and Biohaven Pharmaceutical Holding Company Ltd. (the “Company”) dated                  (the “Agreement”), under the Company’s 2014 Equity Incentive Plan, I, [Insert Name]                                    , hereby [Circle One] partially/fully exercise such Option by including herein payment in the amount of $           representing the purchase price for [Fill in number of Underlying Shares]                 Shares.  I have chosen the following form(s) of payment:

☐	1.	Cash

☐	2.	Certified or bank check payable to [ ]

☐	3.	Other (as described in the Plan (please describe))

.

In connection with my exercise of the Option as set forth above, I hereby represent and warrant to the Company as follows:

(i)                                     I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

(ii)                                  I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iii)                               I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv)                              I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Option Shares for an indefinite period of time.

(v)                                 I understand that the Shares have not be registered under the Securities Act (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirements thereof).  I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing.

(vi)                              I understand and agree that the Shares when issued will continue to be subject to the Plan.

Sincerely yours,

Name

Address:

Exhibit B

JOINDER SIGNATURE PAGE

The undersigned, by execution below, hereby agrees to become party to the Amended and Restated Biohaven Pharmaceutical Holding Company Ltd. Shareholders’ Agreement (as amended from time to time, the “Shareholders Agreement”), dated as of October 31, 2016, in the capacity as a “Holder” and agrees to be bound by the terms and conditions of said Shareholders’ Agreement in such capacity as of the date below.

HOLDER:

Dated:

Agreed and Acknowledged:

BIOHAVEN PHARMACEUTICAL HOLDING COMPANY LTD.

By:
Name:
Title: